SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2006
CITIZENS, INC.
(Exact name of registrant as specified in its charter)

COLORADO	0-16509	84-0755371

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation	File Number)	Identification No.)
400 East Anderson Lane
Austin, Texas 78752
(Address of principal executive offices) (Zip Code)
512-837-7100
Registrant’s telephone number, including area code
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 — FINANCIAL INFORMATION
ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On November 14, 2006, Citizens, Inc. (“Citizens”) issued a news release (the “Release”) reporting, among other things, results for the third quarter ended September 30, 2006. A copy of the Release is included as Exhibit 99.7 to this Current Report on Form 8-K and incorporated herein by reference.
The information in this report is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and pursuant to Item 2.02 of Form 8-K will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
SECTION 9 — FINANCIAL STATEMENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(a)	Financial Statements of businesses acquired:

Not applicable.

(b)	Pro Forma financial information:

Not applicable.

(c)	Exhibits:

The following exhibit is included with this Current Report on Form 8-K:

Exhibit No.	Description
99.7	News Release issued by Citizens, Inc. on November 14, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS, INC
By:	/s/ Mark A. Oliver
Mark A. Oliver, President

Date: November 21, 2006

Exhibit Index

Exhibit No.	Description
99.7	News Release issued by Citizens, Inc. on November 14, 2006.